UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2011
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1100 Louisiana Street, 10th Floor,
Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 381-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Merger Agreement
     Enterprise Products Partners L.P., a Delaware limited partnership (“Enterprise”), has entered into an Agreement and Plan of Merger, dated as of April 28, 2011 (the “Merger Agreement”), by and among Enterprise, Enterprise Products Holdings LLC, a Delaware limited liability company and the general partner of Enterprise (“Enterprise GP”), EPD MergerCo LLC, a Delaware limited liability company and a wholly owned subsidiary of Enterprise (“MergerCo”), Duncan Energy Partners L.P., a Delaware limited partnership (“Duncan”), and DEP Holdings, LLC, a Delaware limited liability company and the general partner of Duncan (“Duncan GP”).
     At the effective time of the Merger, MergerCo will merge with and into Duncan, pursuant to the Merger Agreement, with Duncan surviving the merger as a wholly owned subsidiary of Enterprise (the “Merger”), and all common units representing limited partner interests in Duncan outstanding at the effective time of the Merger (“DEP Common Units”) will be cancelled and converted into the right to receive common units representing limited partner interests in Enterprise (“EPD Common Units”) based on an exchange rate of 1.010 EPD Common Units per DEP Common Unit. No fractional EPD Common Units will be issued in the Merger, and Duncan unitholders will, instead, receive cash in lieu of fractional EPD Common Units, if any. Immediately following the effective time of the Merger, the consideration that Enterprise GTM Holdings L.P., a Delaware limited partnership and indirect wholly owned subsidiary of Enterprise (“GTM”), is entitled to receive in the Merger will be exchanged pursuant to an Exchange and Contribution Agreement by and among Enterprise, GTM and other subsidiaries of Enterprise (the “Exchange and Contribution Agreement”) for the assignment by Enterprise of a limited partner interest in Duncan equal to the limited partner interest represented by the DEP Common Units owned by GTM immediately prior to the effective time of the Merger. Accordingly, no EPD Common Units will be issued as consideration to GTM.
     The Merger Agreement contains customary representations, warranties and covenants by each of the parties. Completion of the Merger is conditioned upon, among other things: (1) approval of the Merger Agreement and the Merger by the affirmative vote or consent of holders of (a) a majority of the outstanding DEP Common Units and (b) a majority of DEP Common Units owned by the Duncan Unaffiliated Unitholders (as defined in the Merger Agreement) that actually vote for or against such approval; (2) applicable regulatory approvals; (3) the absence of certain legal injunctions or impediments prohibiting the transactions; (4) the effectiveness of a registration statement on Form S-4 with respect to the issuance by Enterprise of the EPD Common Units in connection with the Merger; (5) the receipt of certain tax opinions; and (6) approval for the listing of the EPD Common Units on the New York Stock Exchange.
     The Merger Agreement contains provisions granting both Enterprise and Duncan the right to terminate the Merger Agreement for certain reasons, including, among others, if (1) the Merger does not occur on or before October 31, 2011, (2) the Duncan GP board of directors or the Audit, Conflicts and Governance Committee (“ACG Committee”) thereof, in accordance with the Merger Agreement, changes its recommendation to the Duncan unitholders with respect to the vote to approve the Merger and Duncan subsequently elects not to hold the Duncan unitholder meeting or (3) Duncan fails to obtain the requisite Duncan unitholder approvals of the Merger Agreement and the Merger.
     The limited liability company agreement of Duncan GP will be amended and restated in substantially the form attached as Annex A to the Merger Agreement effective upon the consummation of the Merger. In addition, the limited partnership agreement of Duncan will be amended and restated (i) in substantially the form attached as Annex B-1 to the Merger Agreement whereby, effective upon the consummation of the Merger, Enterprise is admitted as the sole limited partner of Duncan and (ii) in substantially the form attached as Annex B-2 to the Merger Agreement whereby, effective immediately following the consummation of the Merger upon the consummation of the Exchange and Contribution Agreement, GTM and another subsidiary of Enterprise are admitted as the limited partners of Duncan. The Exchange and Contribution Agreement will be executed upon the closing of the Merger in substantially the form attached as Annex C to the Merger Agreement.
     Each of Duncan GP, which owns an approximate 0.7% general partner interest in Duncan, and GTM, which owns an approximate 58.5% limited partner interest in Duncan, is an indirect, wholly owned subsidiary of Enterprise. For additional information about the business and contractual relationships between Enterprise and Duncan, please read our Annual Report on Form 10-K for the year ended December 31, 2010.
     The ACG Committee of the Duncan GP board of directors unanimously determined that the Merger, the Merger Agreement, and the transactions contemplated thereby are fair and reasonable, advisable to, and in the best interests of Duncan and the Duncan unitholders unaffiliated with Enterprise. The actions taken by the ACG Committee constitute “Special Approval” under Duncan’s partnership agreement. The ACG Committee also recommended that the Merger be approved by the Duncan GP board of directors and the Duncan Unaffiliated Unitholders. Based on such determination, Special Approval and recommendation, the Duncan GP board of directors approved the Merger and recommended that the Duncan Unaffiliated Unitholders vote in favor of the Merger proposal. In addition, the board of directors of the general partner of Enterprise approved the transaction.

Voting Agreement
     In connection with the Merger Agreement, Duncan, Enterprise and GTM entered into a Voting Agreement, dated as of April 28, 2011 (the “Voting Agreement”). Pursuant to the Voting Agreement, GTM and Enterprise agreed to vote any DEP Common Units owned by them or their subsidiaries in favor of the adoption of the Merger Agreement and the Merger at any meeting of Duncan unitholders, including the 33,783,587 DEP Common Units currently directly owned by GTM (representing approximately 58.5% of the outstanding DEP Common Units). The Voting Agreement will terminate upon the termination of the Merger Agreement.
Cautionary Statements
     The foregoing descriptions of the Merger Agreement and the Voting Agreement are qualified in their entirety by reference to the full text of the agreements (including the annexes thereto), which are attached hereto as Exhibits 2.1 and 10.1, respectively, and incorporated herein by reference.
     The Merger Agreement is filed herewith to provide investors with information regarding its terms and is not intended to provide any other factual information about Enterprise or Duncan. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are as of specified dates and were made only for purposes of such Merger Agreement. Such representations and warranties are solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed to between the parties, including being qualified by information contained in the disclosure letters (exchanged between the parties in connection with the execution of the Merger Agreement that may modify and create exceptions to the representations and warranties set forth in the Merger Agreement). Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk among the parties thereto, rather than establishing matters as facts. Accordingly, they should not be relied upon as statements of factual information. Investors are not third-party beneficiaries under the Merger Agreement and should not rely upon the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Enterprise or Duncan. None of the representations and warranties contained in the Merger Agreement will have any legal effect among the parties to the Merger Agreement after the closing of the Merger.
Forward-Looking Statements
     This Current Report on Form 8-K includes “forward-looking statements” as defined by the Securities and Exchange Commission (“SEC”). All statements, other than statements of historical fact, included herein that address activities, events or developments that Enterprise or Duncan expects, believes or anticipates will or may occur in the future, including anticipated benefits and other aspects of the proposed Merger, are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Duncan unitholders (including a separate approval by Duncan unitholders excluding Enterprise and its affiliates) and regulatory agencies, the possibility that the anticipated benefits from the proposed Merger cannot be fully realized, the possibility that costs or difficulties related to integration of the two companies will be greater than expected, the impact of competition and other risk factors included in the reports filed with the SEC by Enterprise and Duncan. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Except as required by law, neither Enterprise nor Duncan intends to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.
Important Information and Where to Find It
     In connection with the proposed Merger, a registration statement of Enterprise, which will include a prospectus of Enterprise and a proxy statement of Duncan and other materials, will be filed with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/ PROSPECTUS AND THESE OTHER MATERIALS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENTERPRISE, DUNCAN AND THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to security holders of Duncan seeking their approval of the proposed Merger. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents containing information about Enterprise and Duncan, without charge, at the SEC’s website at www.sec.gov. Copies of the registration statement and the definitive proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free by directing a request to: (i) Investor Relations: Enterprise Products Partners L.P., (866) 230-0745, or (ii) Investor Relations, Duncan Energy Partners L.P., (866) 230-0745.
     Enterprise, Duncan, their respective general partners and the directors and management of the respective general partners may be deemed to be “participants” in the solicitation of proxies from Duncan’s security holders in respect of the proposed Merger. INFORMATION ABOUT THESE PERSONS CAN BE FOUND IN EACH PARTNERSHIP’S 2010 ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT STATEMENTS OF CHANGES IN BENEFICIAL OWNERSHIP ON FILE WITH THE SEC. THESE DOCUMENTS CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES LISTED ABOVE. ADDITIONAL INFORMATION ABOUT THE INTERESTS OF SUCH PERSONS IN THE SOLICITATION OF PROXIES IN RESPECT OF THE PROPOSED MERGER WILL BE INCLUDED IN THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS TO BE FILED WITH THE SEC.
Item 7.01 Regulation FD Disclosure.
     On April 29, 2011, Enterprise and Duncan issued a joint press release relating to the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.
     The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 28, 2011, by and among Enterprise Products Partners L.P., Enterprise Products Holdings LLC, EPD MergerCo LLC, Duncan Energy Partners L.P. and DEP Holdings, LLC.*

10.1	Voting Agreement, dated as of April 28, 2011, by and among Duncan Energy Partners L.P., Enterprise Products Partners L.P. and Enterprise GTM Holdings L.P.

99.1	Joint Press Release dated April 29, 2011.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Enterprise hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
	By:	ENTERPRISE PRODUCTS HOLDINGS LLC,
its General Partner

Date: April 29, 2011	By:	/s/ Michael J. Knesek
		Name:	Michael J. Knesek
		Title:	Senior Vice President, Controller and Principal Accounting Officer of the General Partner

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 28, 2011, by and among Enterprise Products Partners L.P., Enterprise Products Holdings LLC, EPD MergerCo LLC, Duncan Energy Partners L.P. and DEP Holdings, LLC.*

10.1	Voting Agreement, dated as of April 28, 2011, by and among Duncan Energy Partners L.P., Enterprise Products Partners L.P. and Enterprise GTM Holdings L.P.

99.1	Joint Press Release dated April 29, 2011.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Enterprise hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.